                                                               [GRAPHIC OMITTED]







--------------------------------------------------------------------------------
[***]


at First Union National Bank
--------------------------------------------------------------------------------
Version 1.2 November 15, 1999
99-P-251


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***] is responsible for the development of this document.

Contact:

[***]

Predictive Systems, Inc.
620 Herndon Parkway, Suite 360
Herndon, VA 20170

Revision history


-------------------- --------------------- -------------------------------- --------------------------------
Version              Date                  Comments required                Approvals required
-------------------- --------------------- -------------------------------- --------------------------------
1.2                  12/06/99              [***]                            [***]
-------------------- --------------------- -------------------------------- --------------------------------





[***]

Version 1.2 November 15, 1999


Copyright(C)1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of First Union without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.
--------------------------------------------------------------------------------


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------
Introduction                                                                 1
 Non-disclosure                                                              1
 Deadline for Response                                                       1
Proposed Statement of Work                                                   2
 Project Background                                                          2
 Project Description                                                         2
 Predictive Responsibilities                                                 4
Phase 1: System Design                                                       5
 Completion Criteria                                                         5
Phase 1: Installation and Configuration of [***]                             6
 Completion Criteria                                                         6
Phases 2 & 3: Install and Configure [***]                                    7
 Completion Criteria                                                         7
Phases 1 & 2: Install and Configure [***]                                    8
 Completion Criteria                                                         8
Phase 3: Install and Configure [***] and [***]
 Completion Criteria                                                         9
Phases 1,2 & 3: Develop [***]                                               10
 Completion Criteria                                                        10
Phase 3: [***]                                                              11
 Completion criteria:                                                       11
Phase 3: Rollout of [***] to the First Union National Bank [***]
 Completion Criteria                                                        12
Project Plan and Cost Summary                                               14
 Project Costs and Billing Assumptions                                      15
 Reporting Methods                                                          16
   Status Reports                                                           16
   Status Meetings                                                          16
 Assumptions                                                                16
Attachments                                                                 19
Contacts                                                                    19
Project Authorization                                                       20

--------------------------------------------------------------------------------


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 List of Tables
--------------------------------------------------------------------------------
Table 1      Proof of Concept                                               3
Table 2      Estimated Cost                                                14
Table 3      Project Phase Breakdown                                       15



                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

      Predictive Systems is pleased to present this proposal to First Union Corporation (First Union) for the deployment of [***] to support the [***]. Predictive Systems will engage this implementation using a phased approach to most effectively achieve milestones, while working within the constraints of the [***] The phases of the project are described as follows:

      o  Phase 1: [***]
      o  Phase 2: [***]
      o  Phase 3: [***]

Predictive Systems looks forward to our continued working relationship with First Union as a strategic partner. Our leadership position in Enterprise Management, Information Security, and Performance Management uniquely qualifies us as the appropriate technology integrator to achieve results in support of the [***].

Non-disclosure
--------------------------------------------------------------------------------

      All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to First Union in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for any purpose other than evaluation or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for Response

--------------------------------------------------------------------------------
      This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Proposed Statement of Work
--------------------------------------------------------------------------------

Project Background
--------------------------------------------------------------------------------

      First Union has made a tremendous investment in providing banking services [***]. At this time, the [***]. To do so, First Union continues to offer [***] to [***] customers at an extremely rapid rate.

      First Union has identified that the [***] availability can be achieved [***]. This project is the first step in a direction to fully manage all aspects of the [***] space in support of achieving maximum availability.

      The project consists of the design and deployment of [***]. This includes [***] for up to but not to exceed [***]. All [***] to be placed under [***] are [***]. The deployment also consists of [***].

      The First Union National Bank [***] contains the [***]. First Union has made a [***] in these areas.

      Predictive Systems proposes a [***] to meet these needs. The approach and methodology are more fully described below.

Project Description
--------------------------------------------------------------------------------

      Predictive Systems proposes to build this proof of concept with the assumption that we are responsible for systems and network administration, application administration, and end-to-end testing and analysis. See Table 1 on the following page for details.


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


[***]





























                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]



Predictive Responsibilities
--------------------------------------------------------------------------------

      The following list represents Predictive Systems' responsibilities for ensuring the successful deployment and integration of the [***]. These tasks are grouped by function and do not reflect a chronological order.

      [***]




















      The following implementation tasks are fully described in the following sections. The integration effort within each major element of the [***]is provided. Each section header is correlated against the project phases in which the work is performed.


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Phase 1: System Design
--------------------------------------------------------------------------------

      Predictive Systems will be implementing the architectural design, based on the environment(s) described in this SOW, for the technical solution proposed by [***] to accomplish the objectives of First Union National Bank. As of now, the [***] is under [***] by First Union. Predictive Systems will assist First Union and Tivoli to [***]

      In addition, Predictive Systems has defined the tasks in each project phase, along with all tasks comprising that phase, to be defined in greater detail for each of the environments. The tasks defined below are provided for the purpose of designing the overall implementation and for planning each implementation phase.

      [***]







Completion Criteria
--------------------------------------------------------------------------------

      This task will be completed when the [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Phase 1: [***]
--------------------------------------------------------------------------------

      [***]. Upon approval and review of any [***], Predictive Systems will provide a revised estimate, if necessary, in project time or cost variances.

      Predictive Systems will implement the layout of the [***] as defined in the [***]. The layout will be configured incrementally as needed during the early implementation. Predictive Systems will complete the layout for the [***] by the end of the [***]. Additionally, Predictive Systems will use the [***] to demonstrate the procedures required to [***] the layout. The subtasks include the following:

      [***]



















Completion Criteria
--------------------------------------------------------------------------------

      This task is complete when [***] is installed and performs [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Phases 2 & 3: [***]
--------------------------------------------------------------------------------

      Predictive will install [***]. This deployment will require [***]. Development, configuration, and testing of [***] require approximately [***].

      [***] are used to collect data from their specified systems on a [***]. [***] will be installed on both endpoints and managed nodes [***]. This will allow First Union National Bank to easily [***]. The subtasks include the following:

      [***]









Completion Criteria
--------------------------------------------------------------------------------

      This task is complete when [***] is installed and performs [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Phases 1 & 2: [***]
--------------------------------------------------------------------------------

      [***]





























Completion Criteria
--------------------------------------------------------------------------------

      This task is complete when [***] is installed and performs [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Phase 3: [***]
--------------------------------------------------------------------------------

      [***]
















Completion Criteria
--------------------------------------------------------------------------------

      This task is complete when [***] is installed and performs [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Phases 1,2 & 3: [***]
--------------------------------------------------------------------------------

      [***]

























Completion Criteria
--------------------------------------------------------------------------------

      This task is complete when all Predictive documentation has been delivered to and accepted by First Union National Bank, based on the completion of each of the three phases of the project.


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Phase 3: [***]
--------------------------------------------------------------------------------

      [***]

















Completion criteria:
--------------------------------------------------------------------------------

      This task is complete when the [***] is operational within the production environment, and operational as evidenced by the First Union Program Manager, and representatives of [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Phase 3: [***]
--------------------------------------------------------------------------------

      [***]




































Completion Criteria
--------------------------------------------------------------------------------

      This task is complete when the [***] is installed in the [***] and [***] has assisted First Union technical staff in the rollout effort for the remaining [***] as defined [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Project Plan and Cost Summary
--------------------------------------------------------------------------------

      Please see attachment A for a detailed view of the timeline projected for completing the three phases of this project. Upon project commencement, the project plan will be reviewed and formalized with the First Union Program Manager to ensure optimal and efficient utilization of Predictive's project resources.

      Predictive Systems will perform this project on a [***]. Table 1 reflects our best estimate for total costs associated with the execution of all phases. Billing options are available to First Union to pay against achieved project phases, which are described in Table 2. The Predictive Program Manager will carry out the customized billing solution that meets the needs of First Union.

     Table 2  Estimated Cost
     --------------------------------------- ----------------- ------------
     Staff                                   Projected Hours   Rate/Hour
     --------------------------------------- ----------------- ------------
     [***]


























     --------------------------------------- ----------------- ------------X


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

     --------------------------------------- -------------------------------
     Table 3  Project Phase Breakdown
     --------------------------------------- -------------------------------
     Breakdown by Phases                                      Cost
     --------------------------------------- -------------------------------
     [***]









     --------------------------------------- -------------------------------

Project Costs and Billing Assumptions
--------------------------------------------------------------------------------
      o Travel and living expenses are not included in these rates. First Union is responsible for any required travel and living outside D.C./Metro area. Predictive will follow First Union guidelines for expense policy, and use discretion in travel.

      o Predictive Systems will submit monthly invoices. Payment is required within 30 days of invoice receipt.

      o First Union will be responsible for expenses incurred for the purchase, rent, or lease of hardware and software required by the scope of this project.


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                              14

[GRAPHIC OMITTED]


Reporting Methods
--------------------------------------------------------------------------------



Status Reports
--------------------------------------------------------------------------------

      Predictive Systems' team will provide a weekly status report in electronic format to the First Union Program Manager. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available by Friday at 9AM.

Status Meetings
--------------------------------------------------------------------------------

      There will be weekly status meetings with First Union on the overall project. The meeting should be held at the same time and day every week (the time and day to be determined). The meeting will be to review any work that was performed by the Predictive Systems team and review the open items list of work that is scheduled for the next week.

Assumptions
--------------------------------------------------------------------------------

     In determining the scope of work for this project, Predictive Systems made the following assumptions:

      o Predictive assumes that First Union will provide access to the laboratory throughout the duration of this task.

      o Predictive assumes that First Union will provide all software licenses and all necessary patches for the following software, [***].

      o Predictive assumes that all CD-ROM drives and other media needed for this prototype will be provided for installation.

      o Predictive assumes that the software procured or otherwise attained will be [***].

      o  Predictive assumes that the [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

      o  Predictive assumes that First Union will provide the necessary [***].

      o Predictive assumes that timely access to First Union personnel and technical information will be provided in order to meet project milestones and to stay within the bounds of the costs estimates.

      o Predictive assumes that First Union will provide timely review of Predictive deliverables. Feedback will be in written format.

      o Predictive assumes that First Union will designate a formal point of contact (POC) for the duration of the project. This POC will have signature authority for deliverable acceptance.

      o Predictive assumes that First Union will provide Predictive Systems with reasonable facilities such as cube space, telephones, and network connectivity.

      o Work Hours: Normal business hours are 8:00am - 5:00pm, Monday through Friday unless changes are approved by the Predictive project manager and also the customer Project Manager. Hours worked beyond eight hours in one day will be billed separately. Note that work hours may be adjusted and/or shifted during the [***] lockdown period as specified in the [***] support schedule that will be supplied to the [***].

      o Predictive assumes that all work being performed will be in a test environment prior to migrating to a production environment. The [***].

      o Predictive assumes that First Union will ensure that [***] services will be available and operating on all servers to allow for [***] between [***].

      o Predictive assumes that First Union will ensure that a minimum of [***].

      o Predictive assumes that, during the installation, First Union will ensure that [***].


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

      o Predictive assumes that the project plan and services estimate for the [***] has been successfully implemented in the [***], and [***].

      o Predictive assumes that First Union National Bank resources must be [***].

      o Predictive assumes that First Union National Bank must provide a qualified person to provide [***].

      o  [***].

      o Predictive assumes that First Union will ensure that a [***] will be in place for the duration of this implementation to allow for installation of [***].

      o Predictive assumes that any key design assumptions must be specific and documented in the SOW, the [***], or a project change request.

      o  [***]

      o Predictive assumes that First Union will ensure that the existing operating system installations are complete and stable. This includes but is not limited to all required patches and software updates.

      o Predictive assumes that software changes associated with this project will be submitted to the First Union change control management system for approval prior to production implementation.


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Attachments
--------------------------------------------------------------------------------

      Predictive Systems Project Plan for [***] is attached hereto, and made part of this document. Please refer to the Project Plan for specific milestones and tasks associated with the completion of this project.

--------------------------------------------------------------------------------
Contacts
--------------------------------------------------------------------------------

      Direct all business and management communications regarding this project to [***] of Predictive Systems. The business/management contact can be reached at [***].

      Direct all technical communications regarding this project to [***] of Predictive Systems. The technical contact can be reached at [***].

      First Union will appoint a management and technical contact who will be responsible for serving as a liaison for any issues that may arise during the course of this project.


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Project Authorization
--------------------------------------------------------------------------------

      The offer for services described in this SOW is valid for thirty (30) days unless extended in writing by Predictive Systems. Any responses or questions regarding this statement should be directed to:

         [***]
         Predictive Systems, Inc.
         620 Herndon Parkway, Suite 360
         Herndon, Virginia 20170
         [***]

      This SOW has been assigned the project identifier: [***]. Please use this project identifier in all written communication pertaining to this statement. Please sign below as acknowledgement First Union has read and understands the scope of this project. Upon receipt of this signed document, Predictive Systems will begin providing services as they pertain to the proposal.

Predictive Systems approval:


--------------------------------------------------------------------------------
Signed                              Name



--------------------------------------------------------------------------------
Title                               Date



First Union approval:


--------------------------------------------------------------------------------
Signed                              Name


--------------------------------------------------------------------------------
Title                               Date


                Owner: [***]/Subject to non-disclosure agreement
                                      [***]
                         PREDICTIVE SYSTEMS CONFIDENTIAL

[***]

--------
*** Represents material that has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
                                                                              19